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                             SECURITIES AND EXCHANGE COMMISSION


                                    Washington D.C. 20549

                                          Form 8-K

                           Pursuant to Section 12 or 15(d) of the
                             Securities and Exchange Act of 1934

                 Date of Report (Date of earliest event reported): 11/25/97

                               FINANCIAL ASSET SECURITIES CORP

                    (AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT
                   DATED AS OF JUNE 2, 1997, PROVIDING FOR THE ISSUANCE OF
                           CITYSCAPE HOME LOAN OWNER TRUST 1997-4
                         HOME LOAN ASSET BACKED NOTES SERIES 1997-4
         ----------------------------------------------------------------------
                   (Exact name of registrant as specified in its charter)

           Delaware             333-21071-10               None
           --------             ------------             --------
 (State or Other Jurisdiction   (Commission         (I.R.S. Employer
       of Incorporation         File Number)     Identification Number)

                                     600 Steamboat Road
                                Greenwich, Connecticut  06830
                             ----------------------------------
                             (Address of Principal    (Zip Code)
                              Executive Offices)

             Registrant's telephone number, including area code: (203)625-2700

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 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Not applicable
 (b) Not applicable
 (c) Exhibits:
      20.1  Cityscape Home Loan Asset Backed Notes Series 1997-4
            Distribution Statement dated 11/25/97.


 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: 01/05/98

 FINANCIAL ASSET SECURITIES CORP by U.S. Bank National Association dba First Bank National Association, as Trustee for Cityscape Home Loan Owner Trust 1997-4, Home Loan Asset Backed Notes Series 1997-4.

 By:    /s/ Lynn Steiner
    --------------------------------------
 Name:    Lynn Steiner
 Title:   Vice President
 Company: U.S. Bank National Association dba First Bank National Association